UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 01316

Security Mid Cap Growth Fund

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Donald C. Cacciapaglia, President

Security Mid Cap Growth Fund

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

FUNDAMENTAL ALPHA

STYLEPLUS MID GROWTH FUND

(Formerly, Mid Cap Growth Fund)

SBMCG-ANN

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Distributed by Guggenheim Distributors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2013

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for the StylePlus Mid Growth Fund (the “Fund”) for the year ended September 30, 2013.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Distributors, LLC is the distributor of the Fund. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Manager’s Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

October 31, 2013

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This Fund may not be suitable for all investors. • Investments in mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. • Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. • The Fund may invest in restricted securities which may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW	September 30, 2013

For much of the 12-month period ended September 30, 2013, the U.S. economy and investment markets benefited from continued monetary accommodation from the world’s central banks and an improving picture for housing and employment.

Volatility rose in the final weeks of the period, however, as markets braced for a government shutdown over a budget impasse and suspected that the U.S. economy is not expanding quickly enough. In addition, confusion clouded the expected start of the end of quantitative easing (QE), speculation over which began rattling investors as far back as May. In refraining from tapering in September, the Fed made it clear that it does not currently see enough economic growth potential to remove extreme monetary accommodation.

The pace of job creation in this economic expansion continues to be subpar. Although the unemployment rate mid-year fell to a four and a half year low, its decline was more a function of a declining labor force participation rate than exuberant hiring. Additionally, solid job gains in the private sector over the period were overshadowed by sluggish growth in aggregate earnings, owing to a rising share of part-time employment which puts downward pressure on consumption growth.

Economic data continue to confirm that housing has been the key pillar supporting the ongoing U.S. expansion, generating 50% of growth in the first half of 2013. Concerns about tapering mid-year drove interest rates higher, with mortgage rates rising by over 100 basis points from May through August. This is having a severe impact on housing, even though it may not show up in the economic data until later in the year.

Markets also have had to deal with substantial uncertainty overseas. Fears of a Chinese credit crunch stoked investor anxiety, and measures implemented to address structural problems in China’s economy appear to be temporary rather than long-term solutions. The devaluation of the Japanese yen is putting pressure on all the economies in the region, making the global economy vulnerable to an unexpected economic shock. Europe, meanwhile, is bouncing along a bottom, and the growth outlook, while improving, remains weak.

From a policy standpoint, the Fed appears to be concerned about the impact higher interest rates are having on the economy and the housing sector in particular, and it seems to be guiding long-term rates closer to the rate of inflation to stimulate growth. The Federal Open Market Committee has been very clear that the Fed will not allow interest rates to rise significantly until output and the crucial real estate market have reaccelerated.

For the 12-month period ended September 30, 2013, the return of the Standard & Poor’s 500® (“S&P 500”) Index* was 19.34%. The Barclays U.S. Aggregate Bond Index* returned -1.68% for the period, while the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* returned 0.10%. The MSCI World Index* returned 20.23%, while the MSCI Emerging Markets Index* returned 0.98%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2013 and ending September 30, 2013.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	March 31, 2013	September 30, 2013	Period[2]
Table 1. Based on actual Fund return[3]

StylePlus Mid Growth Fund
A-Class	1.64%	10.01%	$1,000.00	$1,100.10	$8.63
B-Class	3.50%	8.98%	1,000.00	1,089.80	18.34
C-Class	2.70%	9.41%	1,000.00	1,094.10	14.17
Institutional Class	1.36%	10.15%	1,000.00	1,101.50	7.16

Table 2. Based on hypothetical 5% return (before expenses)

StylePlus Mid Growth Fund
A-Class	1.64%	5.00%	$1,000.00	$1,016.85	$8.29
B-Class	3.50%	5.00%	1,000.00	1,007.52	17.61
C-Class	2.70%	5.00%	1,000.00	1,011.53	13.62
Institutional Class	1.36%	5.00%	1,000.00	1,018.25	6.88

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period March 31, 2013 to September 30, 2013.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2013

To Our Shareholders:

Guggenheim StylePlus Mid Growth Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chief Investment Officer; Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance and changes to the Fund that occurred in the fiscal year ended September 30, 2013.

For the one year period ended September 30, 2013, the Guggenheim StylePlus Mid Growth Fund returned 19.62%1, compared with the 27.54% return of its benchmark, the Russell Midcap Growth® Index.

The Fund’s Board of Directors approved the following changes, which became effective on April 30, 2013: a new Fund name, new investment objective, new principal investment strategies and new portfolio management team.

The Fund’s new investment objective is to seek long-term growth of capital in excess of that produced by the total return of the Russell Midcap Growth Index. The Fund seeks to add alpha above the target index by leveraging Guggenheim’s competencies in fixed and systematic stock selection. To accomplish this, the StylePlus strategy allocates to quantitative selection models when stock picking opportunities in the market are high. When stock selection opportunities are less attractive, the Fund invests in derivatives based on the target index, backed by a diversified portfolio of fixed income instruments. In this way, the Fund believes it will deliver the target index return plus an alpha component commensurate with the yield achieved on the active fixed income portfolio.

The Fund’s underperformance for the 12 months came predominantly during the seven months it was being managed according to the legacy strategy. Specifically, from October 1, 2012 through April 30, 2013, the Fund underperformed the benchmark by about eight percentage points, largely due to poor stock selection in the Industrials and Energy sectors, as well as poor stock selection and an underweight in the Consumer Staples sector. The Fund’s cash position was also a drag on performance.

For the time the Fund was being managed according to the new strategy, the five months from April 30, 2013 through September 30, 2013, the Fund performed in-line with the benchmark. During this period, the Fund maintained an approximate allocation of 20% to systematic equity selection, 80% allocated to the passive equity position, which was maintained with a swap and futures contract, and 46% allocated to fixed income investments (excluding short term). The equity sleeve was additive, delivering the strongest returns during the month of May and June. The fixed income allocation was a net detractor to performance, with the greatest impact occurring during the substantial debt selloff that began at the end of May and lasted into June.

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2013

STYLEPLUS MID GROWTH FUND

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 09/30/13
	1 Year	5 Year	10 Year
A-Class Shares	19.62%	11.23%	5.38%
A-Class Shares with sales charge†	13.92%	9.94%	4.76%
B-Class Shares	17.80%	10.12%	4.76%
B-Class Shares with CDSC‡	12.80%	9.85%	4.76%
C-Class Shares	18.47%	10.33%	4.58%
C-Class Shares with CDSC§	17.47%	10.33%	4.58%
Russell Midcap Growth Index	27.54%	13.92%	10.16%

		Since Inception
	1 Year	(03/01/12)
Institutional Class Shares	19.91%	12.74%
Russell Midcap Growth Index	27.54%	17.16%

Holdings Diversification

(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 17, 1969
B-Class	October 19, 1993
C-Class	January 29, 1999
Institutional Class	March 1, 2012

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2013

Ten Largest Holdings (% of Total Net Assets)
Dreyfus Prime Cash Management Fund	17.5%
Guggenheim Enhanced Short Duration ETF	2.2%
Geer Mountain Financing Ltd. 2007-1A	2.1%
Floating Rate Strategies Fund Institutional Class	1.8%
Macro Opportunities Fund Institutional Class	1.7%
New York City Water & Sewer System Revenue Bonds	1.4%
Duane Street CLO IV Ltd. 2007-4A	1.3%
Apidos CDO VIII 2011-8A	1.3%
Wachovia Bank Commercial Mortgage Trust Series 2007-WHALE 8	1.3%
Guggenheim BulletShares 2016 High Yield Corporate Bond ETF	1.3%
Top Ten Total	31.9%

Portfolio Composition by Quality Rating*
Fixed Income Instruments
AAA	21.7%
AA	3.1%
A	7.0%
BBB	12.6%
BB	3.5%
B	3.5%
CCC	0.3%
NR	0.9%
Other Instruments
Common Stocks	20.5%
Short Term Investments	17.5%
Exchanged Traded Funds	5.9%
Mutual Funds	3.5%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2013
STYLEPLUS MID GROWTH FUND

	Shares	Value

COMMON STOCKS† - 20.6%

INDUSTRIALS - 4.5%
Delta Air Lines, Inc.	10,239	$241,537
United Continental Holdings, Inc.*	6,197	190,310
Southwest Airlines Co.	12,184	177,399
Hertz Global Holdings, Inc.*	7,621	168,881
Fluor Corp.	2,277	161,576
Waste Management, Inc.	3,454	142,443
Ingersoll-Rand plc	2,124	137,932
Masco Corp.	6,405	136,298
United Rentals, Inc.*	2,286	133,251
Roper Industries, Inc.	731	97,127
AECOM Technology Corp.*	3,078	96,249
WW Grainger, Inc.	330	86,364
Fastenal Co.	1,710	85,928
Iron Mountain, Inc.	3,143	84,924
Avis Budget Group, Inc.*	2,796	80,609
Dover Corp.	890	79,948
PACCAR, Inc.	1,389	77,312
Carlisle Companies, Inc.	1,041	73,172
Kansas City Southern	665	72,724
Xylem, Inc.	2,599	72,590
AMETEK, Inc.	1,526	70,227
Hubbell, Inc. — Class B	632	66,196
Nielsen Holdings N.V.	1,699	61,929
IDEX Corp.	898	58,595
Quanta Services, Inc.*	2,066	56,836
MRC Global, Inc.*	2,041	54,699
Stanley Black & Decker, Inc.	597	54,070
Flowserve Corp.	864	53,905
Lincoln Electric Holdings, Inc.	805	53,629
Snap-on, Inc.	523	52,039
Expeditors International of Washington, Inc.	1,165	51,330
Fortune Brands Home & Security, Inc.	1,227	51,080
Rockwell Automation, Inc.	467	49,941
Alaska Air Group, Inc.	795	49,783
Robert Half International, Inc.	1,267	49,451
Cintas Corp.	947	48,486
Stericycle, Inc.*	399	46,045
RR Donnelley & Sons Co.	2,887	45,615
Rockwell Collins, Inc.	641	43,498
Total Industrials		3,413,928
CONSUMER DISCRETIONARY - 4.4%
Macy’s, Inc.	4,994	216,091
Discovery Communications,
Inc. — Class A*	1,831	154,573
Coach, Inc.	2,581	140,742
Bed Bath & Beyond, Inc.*	1,649	127,567
Charter Communications, Inc. — Class A*	898	121,015
Nordstrom, Inc.	2,143	120,437
Dollar General Corp.*	2,017	113,880
Delphi Automotive plc	1,862	108,778
Starwood Hotels & Resorts Worldwide, Inc.	1,481	98,412
Cablevision Systems Corp. — Class A	5,830	98,177
DISH Network Corp. — Class A	2,107	94,836
Omnicom Group, Inc.	1,467	93,066
VF Corp.	457	90,966
AutoZone, Inc.*	206	87,082
The Gap, Inc.	2,081	83,822
BorgWarner, Inc.	795	80,605
Whirlpool Corp.	534	78,199
Genuine Parts Co.	929	75,147
Ross Stores, Inc.	1,017	74,038
H&R Block, Inc.	2,766	73,741
Netflix, Inc.*	230	71,118
O’Reilly Automotive, Inc.*	550	70,175
Ralph Lauren Corp. — Class A	399	65,727
Mattel, Inc.	1,553	65,008
Dick’s Sporting Goods, Inc.	1,167	62,294
Marriott International, Inc. — Class A	1,465	61,618
L Brands, Inc.	961	58,717
Tesla Motors, Inc.*	271	52,417
Wynn Resorts Ltd.	325	51,353
Expedia, Inc.	990	51,272
Harley-Davidson, Inc.	784	50,364
Jarden Corp.*	1,039	50,287
Lamar Advertising Co. — Class A*	1,061	49,899
Newell Rubbermaid, Inc.	1,799	49,473
Best Buy Company, Inc.	1,294	48,525
Hasbro, Inc.	1,025	48,319
Liberty Interactive Corp. — Class A*	2,038	47,832
Wyndham Worldwide Corp.	770	46,947
Service Corporation International	2,517	46,867
Darden Restaurants, Inc.	981	45,410
International Game Technology	2,390	45,243
NVR, Inc.*	49	45,040
Foot Locker, Inc.	1,257	42,663
PulteGroup, Inc.	2,315	38,198
Total Consumer Discretionary		3,395,940
INFORMATION TECHNOLOGY - 3.6%
SanDisk Corp.	3,152	187,575
NetApp, Inc.	4,343	185,099
Applied Materials, Inc.	10,219	179,241
Symantec Corp.	5,331	131,942
Paychex, Inc.	2,960	120,294
Intuit, Inc.	1,643	108,948
Atmel Corp.*	13,741	102,232
ON Semiconductor Corp.*	12,132	88,564
Motorola Solutions, Inc.	1,472	87,408
DST Systems, Inc.	1,116	84,158
Broadcom Corp. — Class A	3,152	81,984
Equinix, Inc.*	417	76,581
Lam Research Corp.*	1,494	76,478
Maxim Integrated Products, Inc.	2,491	74,232
Rovi Corp.*	3,630	69,587
Harris Corp.	1,163	68,966
Western Union Co.	3,666	68,408
Fiserv, Inc.*	664	67,097
Anixter International, Inc.*	741	64,956
Freescale Semiconductor Ltd.*	3,801	63,287
Amphenol Corp. — Class A	801	61,982
LinkedIn Corp. — Class A*	245	60,285
IAC/InterActiveCorp	1,053	57,568

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
STYLEPLUS MID GROWTH FUND

	Shares	Value

Xilinx, Inc.	1,177	$55,154
Fidelity National Information Services, Inc.	1,170	54,335
Akamai Technologies, Inc.*	1,037	53,613
TIBCO Software, Inc.*	2,020	51,692
Juniper Networks, Inc.*	2,528	50,206
Dolby Laboratories, Inc. — Class A	1,430	49,349
Informatica Corp.*	1,254	48,868
Broadridge Financial Solutions, Inc.	1,503	47,720
Vantiv, Inc. — Class A*	1,692	47,274
Linear Technology Corp.	1,168	46,323
Genpact Ltd.*	2,374	44,821
Teradata Corp.*	772	42,800
Riverbed Technology, Inc.*	2,916	42,544
Total Information Technology		2,801,571
HEALTH CARE - 3.4%
Quest Diagnostics, Inc.	3,129	193,341
AmerisourceBergen Corp. — Class A	2,997	183,116
St. Jude Medical, Inc.	2,797	150,030
Vertex Pharmaceuticals, Inc.*	1,956	148,305
HCA Holdings, Inc.	3,367	143,940
Cigna Corp.	1,835	141,038
Becton Dickinson and Co.	1,368	136,827
DaVita HealthCare Partners, Inc.*	2,358	134,170
Laboratory Corporation of
America Holdings*	1,341	132,947
Universal Health Services, Inc. — Class B	1,765	132,357
Mylan, Inc.*	3,297	125,847
Cerner Corp.*	2,128	111,826
Actavis, Inc.*	761	109,584
Zoetis, Inc.	3,193	99,366
Alexion Pharmaceuticals, Inc.*	840	97,574
Zimmer Holdings, Inc.	1,121	92,079
CR Bard, Inc.	713	82,138
Henry Schein, Inc.*	665	68,961
Varian Medical Systems, Inc.*	920	68,752
Mettler-Toledo International, Inc.*	277	66,504
Endo Health Solutions, Inc.*	1,366	62,071
Perrigo Co.	476	58,729
Agilent Technologies, Inc.	1,010	51,763
BioMarin Pharmaceutical, Inc.*	706	50,987
Total Health Care		2,642,252
CONSUMER STAPLES - 3.1%
Kroger Co.	6,410	258,579
Lorillard, Inc.	5,148	230,527
Coca-Cola Enterprises, Inc.	4,865	195,621
Dr Pepper Snapple Group, Inc.	4,143	185,689
Whole Foods Market, Inc.	2,905	169,943
Archer-Daniels-Midland Co.	4,189	154,323
Sysco Corp.	4,743	150,970
ConAgra Foods, Inc.	4,940	149,879
Mead Johnson Nutrition Co. — Class A	1,574	116,885
Hershey Co.	1,229	113,683
Campbell Soup Co.	2,424	98,681
JM Smucker Co.	839	88,129
Brown-Forman Corp. — Class B	1,274	86,798
Kellogg Co.	1,119	65,719
Clorox Co.	786	64,232
TreeHouse Foods, Inc.*	925	61,818
McCormick & Company, Inc.	897	58,036
Ingredion, Inc.	726	48,039
Monster Beverage Corp.*	782	40,860
Green Mountain Coffee Roasters, Inc.*	540	40,678
Total Consumer Staples		2,379,089
ENERGY - 1.1%
Southwestern Energy Co.*	4,725	171,897
Baker Hughes, Inc.	2,893	142,046
Pioneer Natural Resources Co.	639	120,643
Noble Energy, Inc.	1,507	100,984
Range Resources Corp.	1,279	97,063
Cameron International Corp.*	924	53,934
Equities Corp.	536	47,554
Cobalt International Energy, Inc.*	1,857	46,165
Cabot Oil & Gas Corp.	1,170	43,664
Total Energy		823,950
FINANCIALS - 0.3%
T. Rowe Price Group, Inc.	1,290	92,790
IntercontinentalExchange, Inc.*	376	68,213
Moody’s Corp.	763	53,662
Total Financials		214,665
TELECOMMUNICATION SERVICES - 0.2%
Crown Castle International Corp.*	1,731	126,415
SBA Communications Corp. — Class A*	610	49,081
Total Telecommunication Services		175,496
Total Common Stocks
(Cost $14,832,601)		15,846,891
EXCHANGE TRADED FUNDS†,4 - 5.9%
Guggenheim Enhanced Short Duration ETF	33,280	1,669,991
Guggenheim BulletShares 2016 High Yield
Corporate Bond ETF	36,200	965,092
Guggenheim BulletShares 2015 High Yield
Corporate Bond ETF	36,100	964,231
Guggenheim BulletShares 2014 High Yield
Corporate Bond ETF	36,100	963,581
Total Exchange Traded Funds
(Cost $4,567,191)		4,562,895
MUTUAL FUNDS†,5 - 3.5%
Floating Rate Strategies Fund
Institutional Class	51,734	1,378,201
Macro Opportunities Fund
Institutional Class	50,232	1,323,112
Total Mutual Funds
(Cost $2,795,559)		2,701,313
SHORT TERM INVESTMENTS† - 17.6%
Dreyfus Treasury Prime Cash
Management Fund	13,562,063	13,562,063
Total Short Term Investments
(Cost $13,562,063)		13,562,063

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
STYLEPLUS MID GROWTH FUND

	Face
	Amount	Value

ASSET BACKED SECURITIES†† - 15.0%
Geer Mountain Financing Ltd.
2007-1A, 0.57% due 04/01/14[1,2]	$1,600,000	$1,587,999
Duane Street CLO IV Ltd.
2007-4A, 0.49% due 11/14/21[1,2]	1,068,792	1,039,400
Apidos CDO VIII
2011-8A, 3.37% due 10/17/21[1,2]	1,000,000	1,000,004
Newcastle CDO Ltd.
2007-9A, 0.43% due 05/25/52	891,398	865,417
Garrison Funding Ltd.
2013-2A, 2.05% due 09/25/23[1,2]	830,000	827,296
N-Star REL CDO VIII Ltd.
2006-8A, 0.47% due 02/01/41[1,2]	907,236	817,897
Brentwood CLO Corp.
2006-1A, 0.54% due 02/01/22[1,2]	518,895	503,266
2006-1A, 1.09% due 02/01/22[1,2]	250,000	222,422
Foothill CLO Ltd.
2007-1A, 0.51% due 02/22/21[1,2]	656,606	641,644
Salus CLO Ltd.
2013-1AN, 2.50% due 03/05/21[1,2]	600,000	603,318
TICC CLO LLC
2011-1A, 2.52% due 07/25/21†††,1,2	500,000	498,257
KKR Financial CLO 2007-1 Corp.
2.51% due 05/15/21[1,2]	500,000	475,997
NewStar Commercial Loan Trust
2007-1 1.56% due 09/30/22[1,2]	500,000	461,354
Bristol Bay Funding Ltd. 2004-1A,
1.02% due 02/01/16[1,2]	459,163	458,015
FM Leveraged Capital Fund II
2006-2A, 1.86% due 11/15/20[1,2]	400,000	395,345
GreenPoint Mortgage Funding
Trust 2005-HE4
0.88% due 07/25/30[1]	400,000	350,040
Northwoods Capital VII Ltd.
2006-7A, 1.82% due 10/22/21[1,2]	340,000	312,082
Race Point IV CLO Ltd.
2007-4A, 1.02% due 08/01/21[1,2]	250,000	231,919
Accredited Mortgage Loan Trust 2007-1
0.31% due 02/25/37[1]	175,497	158,201
Legg Mason Real Estate CDO I Ltd.
2006-1A, 0.46% due 03/25/38[1,2]	127,765	122,380
Total Asset Backed Securities
(Cost $11,614,521)		11,572,253
U.S. TREASURY BILLS† - 12.8%
U.S. Treasury Bills[6]
due 10/10/13	6,025,000	6,024,975
due 10/03/13	2,125,000	2,124,998
due 10/31/13	1,700,000	1,699,951
Total U.S. Treasury Bills
(Cost $9,849,990)		9,849,924
CORPORATE BONDS†† - 8.8%
FINANCIALS - 3.5%
Ford Motor Credit Company LLC
7.00% due 04/15/15	570,000	618,488
Aspen Insurance Holdings Ltd.
6.00% due 08/15/14	540,000	562,250
Citigroup, Inc.
1.23% due 07/25/16[1]	530,000	534,707
Icahn Enterprises Limited Partnership /
Icahn Enterprises Finance Corp.
7.75% due 01/15/16	220,000	227,150
8.00% due 01/15/18	90,000	94,275
Mack-Cali Realty, LP
5.13% due 02/15/14	230,000	233,225
Nationstar Mortgage LLC /
Nationstar Capital Corp.
6.50% due 08/01/18	230,000	231,150
WEA Finance LLC / WT Finance
Aust Pty Ltd.
5.75% due 09/02/15[2]	160,000	174,036
Emigrant Bancorp, Inc.
6.25% due 06/15/14[2]	133,000	132,501
Total Financials		2,807,782
MATERIALS - 2.0%
Glencore Funding LLC
1.42% due 05/27/16[1,2]	780,000	763,809
Rio Tinto Finance USA plc
1.09% due 06/17/16[1]	540,000	542,619
Anglo American Capital plc
9.38% due 04/08/14[2]	240,000	250,030
Total Materials		1,556,458
ENERGY - 1.3%
Ras Laffan Liquefied Natural
Gas Company Limited III
5.83% due 09/30/16[2]	738,759	783,085
Petroleos Mexicanos
2.29% due 07/18/18[1]	230,000	236,900
Total Energy		1,019,985
INDUSTRIALS - 0.6%
International Lease Finance Corp.
2.20% due 06/15/16[1]	380,000	378,100
Victor Technologies Group, Inc.
9.00% due 12/15/17	62,000	66,805
Total Industrials		444,905
TELECOMMUNICATION SERVICES - 0.6%
WPP Finance UK
8.00% due 09/15/14	400,000	426,397
CONSUMER STAPLES - 0.3%
Harbinger Group, Inc.
7.88% due 07/15/19[2]	200,000	207,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
STYLEPLUS MID GROWTH FUND

	Face
	Amount	Value

CONSUMER DISCRETIONARY - 0.3%
ServiceMaster Co.
7.00% due 08/15/20	$110,000	$103,950
Sabre, Inc.
8.50% due 05/15/19[2]	90,000	97,313
Total Consumer Discretionary		201,263
INFORMATION TECHNOLOGY - 0.2%
iGATE Corp.
9.00% due 05/01/16	120,000	128,700
Total Corporate Bonds
(Cost $6,831,157)		6,792,490
SENIOR FLOATING RATE INTERESTS†† - 4.9%
FINANCIALS - 1.6%
National Financial Partners
5.25% due 07/01/20	528,675	532,201
Knight/Getco
5.75% due 11/30/17	500,000	498,440
First Data Corp.
4.18% due 03/23/18	100,000	98,925
Cunningham Lindsey U.S., Inc.
5.00% due 12/10/19	99,499	98,753
Total Financials		1,228,319
INFORMATION TECHNOLOGY - 1.3%
Travelport Holdings Ltd.
6.25% due 06/26/19	646,750	653,625
Blue Coat Systems, Inc.
4.50% due 05/31/19	310,000	310,775
Go Daddy Operating Company LLC
4.25% due 12/17/18	48,858	48,746
Total Information Technology		1,013,146
CONSUMER DISCRETIONARY - 0.8%
Pinnacle Entertainment, Inc.
3.75% due 08/15/16	471,625	472,922
Sears Holdings Corp.
5.50% due 06/30/18	100,000	99,188
Total Consumer Discretionary		572,110
ENERGY - 0.6%
Ocean Rig ASA
5.50% due 07/15/16	250,000	252,658
Pacific Drilling
4.50% due 05/18/18	219,450	220,163
Total Energy		472,821
INDUSTRIALS - 0.4%
Thermasys Corp.
5.25% due 05/03/19	270,000	268,650
HEALTH CARE - 0.1%
Apria Healthcare Group, Inc.
6.75% due 04/01/20	99,750	100,413
TELECOMMUNICATION SERVICES - 0.1%
Level 3 Financing, Inc.
4.75% due 08/01/19	100,000	99,812
Total Senior Floating Rate Interests
(Cost $3,720,336)		3,755,271
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 4.7%
Wachovia Bank Commercial Mortgage
Trust Series 2007-WHALE 8
0.26% due 06/15/20[1,2]	1,006,571	993,531
Boca Hotel Portfolio Trust 2013-BOCA
3.23% due 08/15/26[1,2]	650,000	650,000
SRERS Funding Ltd. 2011-RS,
0.43% due 05/09/46[1,2]	585,249	508,793
COMM 2007-FL14 Mortgage Trust
0.93% due 06/15/22[1,2]	449,942	441,051
Banc of America Merrill Lynch
Commercial Mortgage, Inc.
2005-6, 6.33% due 09/10/47[1,2]	360,200	372,507
GCCFC 2006-FL4A C
0.42% due 11/05/21	350,000	343,265
Banc of America Large Loan
Trust 2007-BMB1
1.28% due 08/15/29[1,2]	330,000	326,779
Total Collateralized Mortgage Obligations
(Cost $3,633,975)		3,635,926
MUNICIPAL BONDS†† - 2.9%
NEW YORK - 2.7%
New York City Water & Sewer
System Revenue Bonds
0.36% due 06/15/33[1]	1,120,000	1,120,000
City of New York New York
General Obligation Unlimited
0.38% due 04/01/35[1]	550,000	550,000
0.36% due 11/01/26[1]	430,000	430,000
Total New York		2,100,000
MICHIGAN - 0.2%
Michigan Finance Authority Revenue Notes
4.38% due 08/20/14	120,000	120,766
Total Municipal Bonds
(Cost $2,220,000)		2,220,766

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2013
STYLEPLUS MID GROWTH FUND

	Face
	Amount	Value

COMMERCIAL PAPER†† - 3.9%
American Water Capital Corp.
0.26% due 10/01/13	$600,000	$600,000
BAT International Finance plc
0.21% due 10/02/13[2]	600,000	599,995
Nissan Motor Acceptance Corp.
0.24% due 10/02/13[2]	600,000	599,996
VW Credit Canada, Inc.
0.22% due 10/09/13	600,000	599,971
Aon Corp.
0.22% due 10/15/13	600,000	599,949
Total Commercial Paper
(Cost $2,999,911)		2,999,911
Total Investments - 100.6%
(Cost $76,627,304)		$77,499,703
Other Assets & Liabilities, net - (0.6)%		(428,132)
Total Net Assets - 100.0%		$77,071,571

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
December 2013 S&P MidCap 400
Index Mini Futures Contracts
(Aggregate Value of
Contracts $745,080)	6	$6,071

Units
EQUITY INDEX SWAP AGREEMENTS††
Morgan Stanley Capital Services, Inc.
October 2013 Russell MidCap Growth
Index Swap, Terminating 10/05/13[3]
(Notional Value $61,321,491)	97,978	$2,867,157

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at September 30, 2013.
[2]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $17,099,020 (cost $17,189,003), or 22.2% of total net assets.
[3]	Total Return based on Russell MidCap Growth Index +/- financing at a variable rate.
[4]	Investment in a product that pays a management fee to a party related to the advisor.
[5]	Affiliated funds.
[6]	Zero coupon rate security.

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

STYLEPLUS MID GROWTH FUND

STATEMENT OF ASSETS
AND LIABILITIES
September 30, 2013

Assets:
Investments in unaffiliated issuers, at value
(cost $73,831,745)	$74,798,390
Investments in affiliated issuers, at value
(cost $2,795,559)	2,701,313
Total investments
(cost $76,627,304)	77,499,703
Unrealized appreciation on swap agreements	2,867,157
Cash	2,231,775
Prepaid expenses	21,765
Segregated cash with broker	27,000
Receivables:
Securities sold	1,649,217
Interest	121,716
Dividends	21,551
Fund shares sold	4,538
Total assets	84,444,422
Liabilities:
Payable for:
Segregated cash from broker	2,992,983
Securities purchased	4,195,441
Fund shares redeemed	62,312
Management fees	47,364
Transfer agent/maintenance fees	22,654
Distribution and service fees	19,694
Directors’ fees*	6,934
Fund accounting/administration fees	5,999
Variation margin	240
Miscellaneous	19,230
Total liabilities	7,372,851
Net assets	$77,071,571
Net assets consist of:
Paid in capital	$68,897,803
Accumulated net investment loss	(421,422)
Accumulated net realized gain on investments	4,849,563
Net unrealized appreciation on investments	3,745,627
Net assets	$77,071,571
A-Class:
Net assets	$70,766,736
Capital shares outstanding	1,625,230
Net asset value per share	$43.54
Maximum offering price per share
(Net asset value divided by 95.25%)	$45.71
B-Class:
Net assets	$2,180,747
Capital shares outstanding	69,378
Net asset value per share	$31.43
C-Class:
Net assets	$4,102,686
Capital shares outstanding	112,014
Net asset value per share	$36.63
Institutional Class:
Net assets	$21,402
Capital shares outstanding	490
Net asset value per share	$43.72

STATEMENT OF
OPERATIONS
Year Ended September 30, 2013

Investment Income:
Dividends from securities of unaffiliated issuers	$607,420
Dividends from securities of affiliated issuers	55,909
Interest	199,653
Total investment income	862,982

Expenses:
Management fees	553,733
Transfer agent/maintenance fees:
A-Class	151,824
B-Class	23,469
C-Class	18,341
Institutional Class	30
Distribution and service fees:
A-Class	168,127
B-Class	23,843
C-Class	41,817
Fund accounting/administration fees	70,139
Printing expenses	66,492
Registration fees	66,631
Custodian fees	6,326
Tax expense	55
Directors’ fees*	7,477
Miscellaneous	37,931
Total expenses	1,236,235
Net investment loss	(373,253)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	11,872,204
Swap agreements	2,998,152
Futures contracts	(2,342)
Net realized gain	14,868,014
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,076,995)
Investments in affiliated issuers	(94,246)
Swap agreements	2,867,157
Futures contracts	6,071
Net change in unrealized appreciation (depreciation)	(1,298,013)
Net realized and unrealized gain	13,570,001
Net increase in net assets resulting from operations	$13,196,748

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS MID GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(373,253)	$(656,544)
Net realized gain on investments	14,868,014	9,292,930
Net change in unrealized appreciation (depreciation) on investments	(1,298,013)	9,689,391
Net increase in net assets resulting from operations	13,196,748	18,325,777

Capital share transactions:
Proceeds from sale of shares
A-Class	4,893,749	4,265,530
B-Class	101,193	185,289
C-Class	502,866	402,213
Institutional Class	8,544	10,000
Cost of shares redeemed
A-Class	(11,996,493)	(17,675,106)
B-Class	(1,015,996)	(1,396,475)
C-Class	(1,451,309)	(1,219,026)
Institutional Class	—	—
Net decrease from capital share transactions	(8,957,446)	(15,427,575)
Net increase in net assets	4,239,302	2,898,202

Net assets:
Beginning of year	72,832,269	69,934,067
End of year	$77,071,571	$72,832,269
Accumulated net investment loss at end of year	$(421,422)	$(549,936)

Capital share activity:
Shares sold
A-Class	124,546	139,809
B-Class	3,484	6,985
C-Class	15,252	13,856
Institutional Class	213	277
Shares redeemed
A-Class	(305,981)	(515,938)
B-Class	(35,652)	(55,540)
C-Class	(43,786)	(42,820)
Institutional Class	—	—
Net decrease in shares	(241,924)	(453,371)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

STYLEPLUS MID GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2013	2012	2011[e]	2010[e]	2009[e]
Per Share Data
Net asset value, beginning of period	$36.40	$28.67	$29.44	$26.16	$25.84
Income (loss) from investment operations:
Net investment loss[a]	(.16)	(.25)	(.24)	(.24)	(.20)
Net gain (loss) on investments (realized and unrealized)	7.30	7.98	(.53)	3.52	.72
Total from investment operations	7.14	7.73	(.77)	3.28	.52
Less distributions from:
Net realized gains	—	—	—	—	(.20)
Total distributions	—	—	—	—	(.20)
Net asset value, end of period	$43.54	$36.40	$28.67	$29.44	$26.16

Total Return[b]	19.62%	26.96%	(2.62%)	12.54%	2.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$70,767	$65,767	$62,575	$71,858	$71,985
Ratios to average net assets:
Net investment loss	(0.40%)	(0.74%)	(0.72%)	(0.85%)	(0.99%)
Total expenses[c]	1.57%	1.62%	1.49%	1.67%	1.78%
Portfolio turnover rate	214%	149%	157%	133%	138%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
B-Class	2013	2012	2011[e]	2010[e]	2009[e]
Per Share Data
Net asset value, beginning of period	$26.68	$21.30	$22.04	$19.72	$19.68
Income (loss) from investment operations:
Net investment loss[a]	(.54)	(.52)	(.37)	(.32)	(.28)
Net gain (loss) on investments (realized and unrealized)	5.29	5.90	(.37)	2.64	.52
Total from investment operations	4.75	5.38	(.74)	2.32	.24
Less distributions from:
Net realized gains	—	—	—	—	(.20)
Total distributions	—	—	—	—	(.20)
Net asset value, end of period	$31.43	$26.68	$21.30	$22.04	$19.72

Total Return[b]	17.80%	25.26%	(3.36%)	11.76%	1.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,181	$2,710	$3,197	$4,537	$7,454
Ratios to average net assets:
Net investment loss	(1.90%)	(2.08%)	(1.50%)	(1.60%)	(1.73%)
Total expenses[c]	3.07%	2.95%	2.26%	2.42%	2.53%
Portfolio turnover rate	214%	149%	157%	133%	138%

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS MID GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2013	2012	2011[e]	2010[e]	2009[e]
Per Share Data
Net asset value, beginning of period	$30.92	$24.55	$25.40	$22.76	$22.68
Income (loss) from investment operations:
Net investment loss[a]	(.45)	(.46)	(.42)	(.40)	(.32)
Net gain (loss) on investments (realized and unrealized)	6.16	6.83	(.43)	3.04	.60
Total from investment operations	5.71	6.37	(.85)	2.64	.28
Less distributions from:
Net realized gains	—	—	—	—	(.20)
Total distributions	—	—	—	—	(.20)
Net asset value, end of period	$36.63	$30.92	$24.55	$25.40	$22.76

Total Return[b]	18.47%	25.95%	(3.35%)	11.60%	1.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,103	$4,346	$4,162	$5,339	$5,622
Ratios to average net assets:
Net investment loss	(1.36%)	(1.57%)	(1.48%)	(1.60%)	(1.74%)
Total expenses[c]	2.53%	2.45%	2.25%	2.43%	2.54%
Portfolio turnover rate	214%	149%	157%	133%	138%

	Year Ended	Period Ended
	September 30,	September 30,
Institutional Class	2013	2012[d]
Per Share Data
Net asset value, beginning of period	$36.46	$36.16
Income (loss) from investment operations:
Net investment loss[a]	(.07)	(.08)
Net gain on investments (realized and unrealized)	7.33	.38
Total from investment operations	7.26	.30
Net asset value, end of period	$43.72	$36.46

Total Return[b]	19.91%	0.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21	$10
Ratios to average net assets:
Net investment loss	(0.17%)	(0.41%)
Total expenses[c]	1.33%	1.37%
Portfolio turnover rate	214%	149%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Since commencement of operations: March 1, 2012. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire fiscal year of the Fund, not since commencement of operations of the Class.
[e]	Reverse share split — Per share amounts for the period October 1, 2008 through April 8, 2011 have been restated to reflect a 1:4 reverse share split effective April 8, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Security Mid Cap Growth Fund (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as amended, as a non-diversified open-ended management investment company. The Trust is authorized to issue an unlimited number of shares.

The Trust offers a combination of four separate classes of shares, A-Class shares, B-Class shares, C-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. Prior to February 22, 2011, the maximum sales charge was 5.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. B-Class shares were offered without a front-end sales charge, but are subject to a CDSC of up to 5% for five years and convert to A-Class shares after eight years. Effective January 4, 2010, subscriptions for B-Class shares are no longer accepted except for transfers of B-Class shares from affiliated Guggenheim Funds. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or a CDSC.

At September 30, 2013, the Trust consisted of the StylePlus Mid Growth Fund (the “Fund”).

Guggenheim Investments (“GI”) provides advisory services to the Fund. Rydex Fund Services, LLC (“RFS”) acts as the transfer agent and provides administrative and accounting services to the Fund. Guggenheim Distributors, LLC (“GDL”) acts as principal under-writer to the Fund. GI, RFS and GDL are affiliated entities.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Valuations of the Fund’s securities are supplied primarily by pricing services approved by the Board of Directors. The Trust’s officers, through the Valuation Committee under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day. Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

The senior floating rate interests (loans) in which the Fund invests are traded over the counter. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market, or price derived from significant observable inputs and is also compared to broker quote (matrixed). If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued by the Valuation Committee. In determining fair value, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these loans are purchased and sold; type of holding; financial statements of the borrower;

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

cost at date of purchase; size of holding; credit worthiness and cash flow of issuer; information as to any transactions in, or offers for, the holding; price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; coupon payments; quality, value and salability of collateral securing the loan; business prospects of the issuer/ borrower, including any ability to obtain money or resources from a parent or affiliate; the portfolio manager’s and/or the market’s assessment of the borrower’s management; prospects for the borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; borrower’s competitive position within the industry; borrower’s ability to access additional liquidity through public and/or private markets; and other relevant factors.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of equity index swap agreements entered into by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined using the last quoted value of the index that the swap pertains to at the close of the NYSE, adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Directors using methods established or ratified by the Board of Directors. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (I) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at September 30, 2013.

C. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

D. The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

E. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes bases upon the value of the outstanding shares in each class. Certain costs, such as distribution and service fees relating to the A-Class shares, B-Class shares and C-Class shares and transfer agent fees related to each class, are charged directly to specific classes. In addition, other expenses common to various within the fund complex are generally allocated amongst such funds on the basis of average net assets.

F. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

NOTES TO FINANCIAL STATEMENTS (continued)

G. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

H. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

I. Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2013, there were no earnings credits received.

J. Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/ or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Financial Instruments

As part of its investment strategy, the Fund utilizes a variety of derivative instruments including futures and swaps. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

In conjunction with the use of futures and swap agreements, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Management fees are paid monthly to GI, based on the following rate:

Management Fees (as a % of net assets)
StylePlus Mid Growth Fund	0.75%

RFS acts as the administrative agent for the Fund, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Fund. For these services, RFS receives the following:

Fund Accounting/
Administrative Fees
(as a % of net assets)
StylePlus Mid Growth Fund	0.095%
Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

RFS is paid the following for providing transfer agent services to the Fund. Effective February 1, 2012, transfer agent fees were assessed to the applicable class of each Fund in which they were incurred. Prior to February 1, 2012, transfer agent fees were aggregated by the Fund and allocated based on the daily net assets of each class of the Fund:

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies

The Fund has adopted Distribution Plans related to the offering of A-Class, B-Class and C-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of A-Class shares and 1.00% of the average daily net assets of B-Class and C-Class shares.

During the year ended September 30, 2013, GDL retained sales charges of $12,094 relating to sales of A-Class shares of the Fund.

Certain officers and directors of the Fund are also officers and/or directors of GI, RSF and GDL.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s net assets at September 30, 2013:

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total
Assets
StylePlus Mid Growth Fund	$46,523,086	$6,071	$30,478,360	$2,867,157	$498,257	$80,372,931

* Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Financial assets and liabilities categorized as Level 2 consist primarily of fixed income investments. Fixed income investments generally have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that market participants are willing to pay for an asset. Ask prices represent the lowest price that market participants are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices obtained from third party pricing services, fair value may not always be a predetermined point in the bid-ask range. The Fund’s policy is to allow for mid-market pricing and adjusting to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended September 30, 2013, there were no transfers between levels.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

NOTES TO FINANCIAL STATEMENTS (continued)

5. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and its effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

	Futures	Swaps	Futures	Swaps
Fund	Leverage	Leverage	Index Exposure	Index Exposure
StylePlus Mid Growth Fund	x	x	x	x

The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Fund’s net assets on a daily basis.

Approximate percentage of Fund’s
net assets on a daily basis*
Fund	Long
StylePlus Mid Growth Fund	80%

*Effective April 30, 2013, the Fund changed its investment strategies to include derivative instruments.

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2013:

Derivative Investments Type	Asset Derivatives	Liability Derivatives
Equity contracts	Unrealized appreciation on swap agreements	Variation margin

The following table sets forth the fair value of the Fund’s derivative investments by primary risk exposure at September 30, 2013:

Asset Derivatives Investments Value
	Futures	Swaps	Total Value at
	Equity	Equity	September 30,
Fund	Contracts*	Contracts*	2013
StylePlus Mid Growth Fund	$6,071	$2,867,157	$2,873,228

* Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2013:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2013:

Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
	Futures	Swaps
	Equity	Equity
Fund	Contracts	Contracts	Total
StylePlus Mid Growth Fund	$(2,342)	$2,998,152	$2,995,810

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statement of Operations
	Futures	Swaps
	Equity	Equity
Fund	Contracts	Contracts	Total
StylePlus Mid Growth Fund	$6,071	$2,867,157	$2,873,228

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

6. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. A fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and sought to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Funds was on the treatment of net capital losses, effective for tax years beginning after December 22, 2010.

One of the more prominent changes addresses capital loss carry forwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carry forwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the year ended September 30, 2013 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
StylePlus Mid Growth Fund	$—	$—	$—

The tax character of distributions paid during the year ended September 30, 2012 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
StylePlus Mid Growth Fund	$—	$—	$—

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at September 30, 2013 was as follows:

Net Unrealized
	Undistributed	Undistributed	Accumulated	Net Unrealized	Appreciation/	Total
	Ordinary	Long-Term	Capital and	Appreciation/	(Depreciation)	Accumulated
Fund	Income	Capital Gain	Other Losses*	(Depreciation)**	Derivatives	Earnings/(Deficit)
StylePlus Mid Growth Fund	$1,488,950	$3,381,012	$(421,422)	$858,073	$2,867,155	$8,173,768

* The Fund had net capital loss carryovers and deferred losses as identified elsewhere in the Notes to the Financial Statements.

** Any differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses.

For the year ended September 30, 2013, the capital loss carryovers utilized or expired and the accumulated net realized loss on sales of invest-ments for federal income tax purposes which are available to offset future taxable gains are shown in the table below:

	Capital Loss	Capital Loss					Remaining
	Carryovers	Carryovers	Expires in	Expires in	Unlimited		Capital Loss
Fund	Utilized	Expired	2017	2018	Short Term	Long Term	Carryforward
StylePlus Mid Growth Fund	$(8,902,815)	$—	$—	$—	$—	$—	$—

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS (concluded)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to late year ordinary loss deferrals and losses deferred due to wash sales. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

On the Statement of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Accumulated	Accumulated Net
		Net Investment	Realized
Fund	Paid-In Capital	Loss	Loss
StylePlus Mid Growth Fund	$176,181	$501,767	$(677,948)

At September 30, 2013, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain
StylePlus Mid Growth Fund	$76,641,630	$1,331,339	$(473,266)	$858,073

Pursuant to Federal income tax regulations applicable to investment companies, the Fund has elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Fund has also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2013, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until October 1, 2013:

Fund	Ordinary	Capital
StylePlus Mid Growth Fund	$(421,422)	$—

7. Securities Transactions

For the year ended September 30, 2013, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
StylePlus Mid Growth Fund	$122,749,424	$153,645,563

8. Name and Strategy Change

On April 30, 2013, the following changes to the Fund became effective:

•	The Fund’s name changed to StylePlus Mid Growth Fund;
•	The Fund changed its investment strategies, including the removal of the Fund’s non-fundamental 80% policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 (“1940 Act”);
•	The Fund’s portfolio managers were replaced with a new portfolio management team; and
•	The non-fundamental policies relating to options and short sales were removed.

9. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The ASU requires an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. In January 2013, the FASB issued ASU No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending. The new disclosure is effective for annual or interim periods beginning on or after January 1, 2013. Management is evaluating the impact of this update on its current disclosures.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

of Security Mid Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Security Mid Cap Growth Fund (comprised of the StylePlus Mid Growth Fund (the “Fund”)) as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of StylePlus Mid Growth Fund at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 27, 2013

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

With respect to the taxable year ended September 30, 2013, the Fund hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

StylePlus
Mid
Growth
Fund
From long-term capital gains, subject to the 15% rate gains category:	$—
From long-term capital gains, using proceeds from shareholder redemptions:	176,181

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. The proxy statement information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Board Considerations Regarding Approval of Investment Advisory Agreement

Security Mid Cap Growth Fund (the “Company”) was organized as a Kansas corporation on April 20, 1965 and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company offers four separate classes of shares of its series Guggenheim StylePlus Mid Growth Fund (formerly, Mid Cap Growth Fund) (the “Fund”): A-Class shares, B-Class

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

shares, C-Class shares and Institutional Class shares. Security Investors, LLC, also known as Guggenheim Investments, (“Security Investors” or the “Investment Manager”), serves as the Fund’s investment manager pursuant to an investment management agreement between the Company and Security Investors. Under the supervision of the Company’s Board of Directors (the “Board” and the members of the Board individually, the “Directors”), Security Investors regularly provides the Fund with investment research, advice and supervision, continuously furnishes an investment program and arranges for the purchase and sale of securities and other investments for the Fund’s portfolio.

On September 20, 2011, Guggenheim Capital, LLC (“Guggenheim Capital”) agreed to purchase Security Benefit Asset Management Holdings, LLC, the indirect holding company of the Investment Manager and certain affiliated businesses (the “Transaction”). Guggenheim Capital’s subsidiary, Guggenheim Partners, LLC (referred to herein with its affiliates and subsidiaries as “Guggenheim”), is a global, independent, privately-held, diversified financial services firm. The Transaction did not result in any material changes to the day-to-day management and operation of the Fund or any increase in fees. In anticipation of the change in corporate ownership structure of the Investment Manager in connection with the Transaction, the Board, including the Directors who are not “interested persons,” as defined by the 1940 Act, of the Company (the “Independent Directors”), met on August 16, 2011 to approve a new investment management between the Company and Security Investors for an initial term of two years, subject to shareholder approval. This approval was necessary because, under the 1940 Act, the Transaction could result in the termination of the Fund’s investment management agreement with the Investment Manager. At a special meeting of shareholders held on December 13, 2011, the Fund’s shareholders approved the new investment management agreement, which became effective March 1, 2012 (the “Investment Management Agreement”), immediately following the close of the Transaction on February 29, 2012, and thus, the Investment Management Agreement would not expire (absent action by the Board and the Independent Directors) until March 2014. However, in order to align the consideration of the Investment Management Agreement with the consideration of other investment advisory agreements for registered investment companies for which Guggenheim Investments serves as investment adviser (collectively, “Guggenheim Funds”) on a consistent contract review schedule with greater uniformity throughout the Guggenheim organization, the Directors determined to consider the continuance of the Investment Management Agreement at the June 4, 2013 Board meeting.

Accordingly, at meetings held in person on May 6, 2013 (the “May Meeting”) and on June 4, 2013 (the “June Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Directors, met independently of Fund management to consider the renewal of the Investment Management Agreement. As part of its review process, the Committee was represented by independent legal counsel to the Independent Directors (“Independent Legal Counsel”). Independent Legal Counsel reviewed with the Committee various factors relevant to the consideration of advisory agreements and the legal responsibilities of the Directors related to such consideration. The Committee took into account various materials received from the Investment Manager, Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of the Fund.

In connection with the contract review process, Guggenheim engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare advisory contract renewal reports for various boards of directors/trustees in the Guggenheim fund complex, designed specifically to help the boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim management determined to engage FUSE for this purpose in connection with other initiatives designed to improve efficiencies and implement a uniform, streamlined and enhanced 15(c) reporting process across its various product lines. Further to this end, Guggenheim management had multiple discussions with, and sought input from, Independent Legal Counsel and the Committee Chair, in preparing a comprehensive presentation and delivery of information in connection with the contract review process. In addition, the Investment Manager provided information in response to a request for certain additional information following the May Meeting.

Among other things, the Investment Manager provided organizational presentations, staffing reports and biographies of those key personnel of the Investment Manager providing services to the Fund to assist the Committee in assessing the nature and quality of services provided by the Investment Manager, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by management), information about the profitability of the Investment Manager in connection with the Investment Management Agreement and information about the compliance and risk management programs of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

OTHER INFORMATION (Unaudited) (continued)

Following an analysis and discussion of the factors identified below, the Committee concluded that it was in the best interests of the Fund to recommend that the Board approve the renewal of the Investment Management Agreement for an additional one year term.

Nature, Extent and Quality of Services Provided by the Investment Manager: With respect to the nature, extent and quality of services currently provided by the Investment Manager, the Committee noted its various discussions with management concerning the experience and qualifications of the Investment Manager’s personnel responsible for services provided to the Fund, including those personnel providing compliance oversight. In this connection, the Committee also considered the information provided by management describing the education, experience, professional affiliations, area of responsibility and duties of all key personnel performing services for the Fund, as well as management’s report on recent additions and departures in personnel who work on matters relating to the Fund or are significant to the operations of the Investment Manager. The Independent Directors also took into account the various legal, compliance and risk management oversight and staffing initiatives undertaken by management, including, among other things, enhancements to risk management processes and restructuring of the legal and compliance departments in 2012, which management stated was designed to create a cohesive legal and compliance program with increased collaboration among compliance and legal professionals and with other departments across the Guggenheim organization. The Committee also considered management’s other initiatives intended to achieve greater enhancements and efficiencies in Guggenheim’s ability to provide services to the Guggenheim Funds (including the Fund), such as efforts to streamline and simplify the organizational structure of Guggenheim’s advisory business, as reflected by internal reorganizations of various management entities. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by the Investment Manager, the Committee considered the Investment Manager’s role in monitoring and coordinating compliance responsibilities with the fund administration agent, transfer agent, distributor, custodians and other service providers to the Fund.

Further with respect to the Investment Manager’s resources and its ability to carry out its responsibilities under the Investment Management Agreement, the Committee considered its review of the Investment Manager’s balance sheet and income statement, as well as its discussions with the Investment Manager’s Chief Financial Officer.

The Committee also considered the acceptability of the terms of the Investment Management Agreement. Based on the foregoing, and based on other information received (both oral and written) at the May Meeting and at the June Meeting, as well as other considerations, the Committee concluded that the Investment Manager and its personnel were qualified to serve the Fund in such capacity.

Investment Performance: The Committee received the Fund’s investment returns for the three-month, one-year, three-year and five-year periods ended December 31, 2012. In addition, the Committee received a comparison of the Fund’s performance to the performance of a peer group of mid-cap growth funds identified by FUSE and a broader universe of funds. In seeking to evaluate performance over a full market cycle, the Committee focused its attention on three- and five-year performance rankings as compared to the relevant universe of funds. In this connection, the Committee observed that the Fund Class A shares ranked in the 63rd and 38th percentiles of its universe of funds for the three-year and five-year periods, respectively. The Committee also took into account that changes to the Fund were recently approved, including a strategy modification and change in portfolio management personnel responsible for the Fund.

In light of all of the foregoing, the Committee determined that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Investment Manager from its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee and total net expense ratio to the peer group and compared the Fund’s total net expense ratio to its universe of funds for the various classes. The Committee also reviewed the mean and median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. In addition, the Committee compared the Fund’s advisory fee with the advisory fee charged by the Investment Manager to another fund with a similar investment objective and strategies, noting that the Investment Manager does not charge a lower advisory fee to any other client for which it provides comparable services. The Committee also noted that the average contractual advisory fee ranked at the 15th percentile in the peer group, although the Fund’s asset weighted total net expense ratio was above the peer group median expense ratio (at the 89th percentile). In this connection, the Committee considered management’s explanation that the Fund’s above-median total expense ratio can be attributed to a small asset base over which the total net expenses are spread. Moreover, the Committee also took into account the recent changes implemented for the Fund, as noted above, that management believes may improve performance and increase the assets under management so that the Fund may benefit from economies of scale.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (concluded)

With respect to the costs of services provided and profits realized by the Investment Manager from its relationship with the Fund, the Committee reviewed information regarding the revenue the Investment Manager received under the Investment Management Agreement with respect to the Fund, as well as the estimated allocated direct and indirect costs the Investment Manager incurred in providing services to the Fund, the Fund’s average assets for 2012 and assets as of December 31, 2012 and the Investment Manager’s pre-tax operating margin with respect to the Fund.

The Committee considered other benefits available to the Investment Manager because of its relationship with the Fund and noted that Security Investors may be deemed to benefit from arrangements whereby the Investment Manager and its affiliate, Rydex Fund Services, LLC, provide accounting and administration services and transfer agency services, respectively to certain Guggenheim Funds. The Committee reviewed the compensation arrangements for the provision of the foregoing services. The Committee also noted the Investment Manager’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund. Based on all of the information provided, the Committee determined that the Investment Manager’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale to be Realized: The Committee considered management’s view that although Guggenheim may be realizing economies of scale and efficiencies due to its growth in general, it is concurrently realizing new costs and expenses associated with this expansion of its services and continues to add resources required to develop its infrastructure. In addition, the Committee considered the size of the Fund and the competitiveness of the current advisory fee for the Fund.

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Investment Management Agreement is in the best interests of the Fund. In reaching this conclusion, no single factor was determinative. The Committee, constituting all of the Independent Directors, recommended the renewal of the Investment Management Agreement for an additional annual term.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited)

DIRECTORS

All Directors and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

Name
(Date of Birth)	Principal Occupations	Other Directorships
Year Elected***	During Past Five Years	Held by Director

Donald A. Chubb, Jr.** (12-14-46) 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. Realtors	None

Harry W. Craig, Jr.** (05-11-39) 2004

Current: Chairman, CEO, & Director, The Craig Group, Inc.; Managing Member of Craig Family Investments, LLC.

Previous: Prior to November 2009, Chairman, CEO, Secretary and Director, Martin Tractor Company

None

Jerry B. Farley** (09-20-46) 2005	Current: President, Washburn University	Director, Westar Energy, Inc.

Penny A. Lumpkin** (08-20-39) 1993	Current: Partner, Vivian’s Gift Shop (Corporate Retail); Vice President, Palmer Companies, Inc. (Small Business and Shopping Center Development); PLB (Real Estate Equipment Leasing)	None

Maynard F. Oliverius** (12-18-43) 1998	Retired: Formerly, President and Chief Executive Officer, Stormont-Vail HealthCare until 2012.	None

Donald C. Cacciapaglia* (07-01-51) 2012 (President)	Current: Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present Previous: Channel Capital Group, Inc.; Chairman and CEO from April 2002 to February 2010	None

*	This Director is deemed to be an “interested person” of the Fund under the 1940 Act, as amended, by reason of his position with the Fund’s Investment Manager and/or the parent of the Investment Manager. This Director is also an officer of the Fund.
**	These Directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting and financial reporting functions for the Fund.
***	Each Director oversees 31 portfolios in the fund complex (162 funds are overseen by Mr. Cacciapaglia) and serves until the next annual meeting, or until a successor has been duly elected and qualified.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited)(concluded)

OFFICERS*

Name
(Date of Birth)	Principal Occupations
Title – Year Elected	During Past Five Years

Elisabeth Miller (06-06-68) Chief Compliance Officer - 2012	Current: Chief Compliance Officer, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Chief Compliance Officer, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, and SBL Fund; Chief Compliance Officer, Security Investors, LLC; and Chief Compliance Officer, Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC)

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC) (2004–2009).

Nikolaos Bonos (05-30-63) Treasurer - 2010	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Vice President & Treasurer, Rydex Series Funds; Rydex ETF Trust; Rydex Dynamic Funds; and Rydex Variable Trust; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Senior Vice President, Security Global Investors, LLC (2010–2011); and Senior Vice President, Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.)

Joseph M. Arruda (09-05-66) Assistant Treasurer - 2010	Current: Vice President, Security Investors, LLC; Chief Financial Officer & Manager, Rydex Specialized Products, LLC; and Assistant Treasurer, Rydex Series Funds; Rydex Dynamic Funds; Rydex ETF Trust; and Rydex Variable Trust

Previous: Vice President, Security Global Investors, LLC (2010–2011); and Vice President, Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.) (2010)

Amy J. Lee (06-05-61) Vice President - 2007 Secretary - 1987	Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Assistant Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC) and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Senior Vice President & Secretary, Security Global Investors, LLC (2007–2011); Senior Vice President & Secretary, Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.) (2010); and Director, Brecek & Young Advisors, Inc. (2004–2008)

Mark A. Mitchell (08-24-64) Vice President - 2003	Current: Portfolio Manager, Security Investors, LLC Previous: Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2003–2010)

James P. Schier (12-28-57) Vice President - 1998	Current: Senior Portfolio Manager, Security Investors, LLC Previous: Vice President and Senior Portfolio Manager, Security Benefit Life Insurance Company (1998–2010)

* Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

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Item 2.	Code of Ethics.

The registrant’s Board of Directors has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $14,299 in 2012 and $19,900 in 2013.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2012 and $0 in 2013. These services consisted of financial reporting advisory services.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee were $35,000 in 2012 and $35,000 in 2013, which related to the review of the transfer agent function.

(c)	Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,676 in 2012 and $6,400 in 2013. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(d)	All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2012 and $0 in 2013.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of the auditor’s engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence as specified in applicable rules.

	(2)	Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees were for audit-related and tax services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $37,676 in 2012 and $41,400 in 2013.

(h)	Auditor Independence. The Registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Security Mid Cap Growth Fund

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	December 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	December 6, 2013

By (Signature and Title)*	/s/ Nikolaos Bonos
Nikolaos Bonos, Treasurer

Date	December 6, 2013

* Print the name and title of each signing officer under his or her signature.